EXHIBIT 32

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

AND CHIEF FINANCIAL OFFICER

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Exhibit 32

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of First Robinson Financial Corporation (the “Company”) for the year ended March 31, 2012 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Rick L. Catt, President and Chief Executive Officer of the Company, and I, Jamie E. McReynolds, Chief Financial Officer of the Company, certify, pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 27 , 2012	/s/ Rick L. Catt
Rick L. Catt, President
and Chief Executive Officer

Date: June 27, 2012	/s/ Jamie E. McReynolds
Jamie E. McReynolds, Chief Financial Officer